UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 12, 2014

AmeriGas Partners, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13692	23-2787918
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

460 No. Gulph Road, King of Prussia, Pennsylvania		19406
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(610) 337-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 8.01 Other Events.

On June 12, 2014, AmeriGas Partners, L.P. (the "Partnership"), AmeriGas Propane, L.P., the operating partnership of the Partnership, AmeriGas Propane, Inc. (the "General Partner"), the general partner of the Partnership, and Heritage ETC, L.P. (the "Selling Unitholder"), an affiliate of Energy Transfer Partners, L.P., entered into an underwriting agreement, attached as Exhibit 1.1 hereto, with Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, UBS Securities LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC, RBC Capital Markets, LLC, and Wells Fargo Securities, LLC, as representatives of the several underwriters, with respect to the underwritten public offering of 8,500,000 of the Partnership’s common units sold by the Selling Unitholder, representing the Partnership’s limited partner interests.

On June 17, 2014, the General Partner issued a press release announcing that the Selling Unitholder had closed the offering of 8,500,000 of the Partnership’s common units. A copy of the General Partner’s press release is included as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

1.1 Underwriting Agreement, dated June 12, 2014, by and among the Partnership, the General Partner, AmeriGas Propane, L.P., the Selling Unitholder, and Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, UBS Securities LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC, RBC Capital Markets, LLC, and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

99.1 Press Release dated June 17, 2014 announcing the closing of the common units offering.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmeriGas Partners, L.P.

June 18, 2014	By:	/s/ Monica M. Gaudiosi

Name: Monica M. Gaudiosi
Title: Vice President and Secretary of AmeriGas Propane, Inc., the general partner of AmeriGas Partners, L.P.

Top of the Form

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 12, 2014, by and among the Partnership, the General Partner, AmeriGas Propane, L.P., the Selling Unitholder, and Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, UBS Securities LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC, RBC Capital Markets, LLC, and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.
99.1	Press Release dated June 17, 2014 announcing the closing of the common units offering.